Exhibit 10.30

AMENDMENT TO DEED OF TRUST

AND

ASSIGNMENT OF DEED OF TRUST

THIS AMENDMENT TO DEED OF TRUST AND ASSIGNMENT OF DEED OF TRUST (this “Amendment”) is made as of the 10th day of January, 2005, by Wise Recycling West, LLC, a Delaware limited liability company (“Grantor”) to the Adams County Public Trustee (“Public Trustee”) for the benefit of TOMRA of North America Finance Corporation (“Original Lender”) and GAB Holding LLC (“New Lender”).

Recitals

This Amendment is made with respect to the following facts:

A. Grantor executed a Deed of Trust (“Deed of Trust”) dated December 6, 2002, recorded in Adams County, Colorado on December 23, 2002 at Reception No. C1070929 to the Public Trustee for the benefit of Original Lender to secure that Promissory Note (the “Promissory Note”) dated December 6, 2002 in the principal amount of $720,000.00 from Grantor to Original Lender. The Deed of Trust encumbers the real property described in Section 1 of the Deed of Trust (the “Property”).

B. Original Lender and New Lender agreed to extend the maturity date of the Promissory Note to January 1, 2006 and Grantor, Original Lender and New Lender wish to amend the Deed of Trust to evidence such extension of the maturity date of the Promissory Note.

C. Original Lender wishes to assign all of its rights and interests under the Deed of Trust, as amended by this Amendment, to New Lender and Original Lender and New Lender wish to enter into this Amendment to evidence such assignment.

Agreement

In consideration of the Promissory Note and the promises and agreements made in this Amendment, the sufficiency of which are hereby acknowledged, Grantor, Original Lender and New Lender hereby promise and agree as follows.

1. Amendment to Deed of Trust; Extension of Maturity Date. Principal and interest shall be payable at 198 Bridgeville Road, Monticello, New York 12701, or such other place as the New Holder may designate, in monthly payments of Six Thousand Eight Hundred Eighty and 70/100 ($6,880.70) Dollars, due on the first day of each month beginning on February 1, 2005. Such payments shall continue for eleven (11) payments. On January 1, 2006, the entire outstanding balance evidenced by the Promissory Note is due and owing.

2. Assignment of Deed of Trust. In consideration of the sum of $1.00 and other valuable consideration paid to Original Lender, the receipt and sufficiency of which is hereby acknowledged by Original Lender, Original Lender hereby assigns to New Lender, as amended by this Amendment, and the Promissory Note secured thereby, together with all moneys now owing or that may hereafter become due or owing in respect thereof, and the full benefit of all the powers and of all the covenants and provisions therein contain, and Original Lender hereby grants and conveys to New Lender, the Property, to have and to hold forever, along with the Deed of Trust, as amended by this Amendment, and the Promissory Note, subject to the terms contained in the Deed of Trust, as amended by this Amendment, and the Promissory Note. New Lender, by execution hereof, accepts such assignment. Any and all references in the Deed of Trust, as amended by this Amendment, to Lender shall hereafter mean and refer to New Lender and any and all notices and payment to Lender shall hereafter be delivered to New Lender at the following address: 198 Bridgeville Road, Monticello, New York 12701.

2. Effect. Except as specifically amended by Sections 1 and 2 of this Amendment, the Deed of Trust shall not be amended or modified hereby. As amended as provided in Sections 1 and 2 of this Amendment, the Deed of Trust shall continue in full force and effect.

IN WITNESS WHEREOF, the Grantor, Original Lender and New Lender have executed this Amendment, intending this Amendment be effective as of the date first set forth above.

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Grantor:

WISE RECYCLING WEST, LLC, a Delaware limited liability company

By:	/s/ James Tierney
Print Name:	James Tierney
Its:	Treasurer

STATE OF MARYLAND	)
)ss.
COUNTY OF HOWARD	)

The foregoing instrument was acknowledged before me this      day of January, 2005, by James C. Tierney as Treasurer of Wise Recycling West, LLC, a Delaware limited liability company.

Witness my hand and official seal.

My commission expires: 3/1/08

/s/ Julie K. Charping
Notary Public

Original Lender:

TOMRA of North America Finance Corporation

By:	/s/ Gregory G. Knoll
Print Name:	Gregory G. Knoll
Its:	President

STATE OF CONNECTICUT	)
)ss.
COUNTY OF FAIRFIELD	)

The foregoing instrument was acknowledged before me this 24th day of January, 2005, by Gregory G. Knoll as President of TOMRA of North America Finance Corporation.

Witness my hand and official seal.

My commission expires: 5/31/07

/s/ Jasmine Falcone
Notary Public

New Lender:

GAB Holding LLC

By:	/s/ Lloyd Barriger
Print Name:	Lloyd Barriger
Its:	Secretary

STATE OF NEW YORK	)
)ss.
COUNTY OF SULLIVAN	)

On the 28th day of January, 2005, before me, the undersigned, a Notary Public in and for the State, personally appeared Lloyd Barriger as Secretary of GAB Holding LLC, a Delaware limited liability company, personally known to be or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

Witness my hand and official seal.

My commission expires: 12/2/05

/s/ Sue Schauer
Notary Public

Return to:

Catherine A. Hance, Esq.

Davis Graham & Stubbs LLP

1550 Seventeenth Street, Suite 500

Denver, CO 80202